UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2014 (March 21, 2014)

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	201352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2014, the Board of Directors (the “Board”) of Education Realty Trust, Inc. (“EdR”) appointed John V. Arabia to the Board, effective immediately.

Mr. Arabia is currently the President of Sunstone Hotel Investors Inc. (NYSE: SHO), a lodging real estate investment trust (REIT) that has interests in 29 hotels with an aggregate of 13,740 rooms primarily in the upper-upscale segment operated under nationally recognized brands. Prior to being appointed President of Sunstone in February 2013, Mr. Arabia served as Sunstone’s Executive Vice President of Corporate Strategy and Chief Financial Officer commencing in April 2011. In February 2014, Mr. Arabia was appointed to Sunstone's Board of Directors. Prior to joining Sunstone, Mr. Arabia served as Managing Director of Green Street Advisors’ (“Green Street”) real estate research team. Mr. Arabia joined Green Street in 1997 and was instrumental in creating the firm’s lodging research platform. Prior to joining Green Street, Mr. Arabia was a Consulting Manager at EY Kenneth Leventhal in the firm’s west coast lodging consulting practice which specialized in hotel market studies, valuation and acquisition due diligence. Mr. Arabia started his hotel career in 1987, working various entry-level operating positions at the Anaheim Marriott. Mr. Arabia, who earned a CPA certificate from the state of Illinois, holds an M.B.A. degree in Real Estate/Accounting from The University of Southern California and a B.S. degree in Hotel Administration from Cornell University.

At this time, the Board has not appointed Mr. Arabia to serve on any Board committees. There were no arrangements or understandings between Mr. Arabia and any other person pursuant to which Mr. Arabia was appointed a director of the Company.

In connection with his service as a director, Mr. Arabia is entitled to receive the standard compensation paid to non-management directors of the Company, including a base annual retainer of $38,000 and additional fees to the extent he serves on committees of the Board. Any compensation to be paid by the Company to Mr. Arabia for 2014 will be pro-rated accordingly.

A copy of the press release announcing Mr. Arabia’s appointment as director is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 25, 2014, announcing the appointment of John V. Arabia to the company’s Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: March 25, 2014	By:	/s/Randall H. Brown
Randall H. Brown Executive Vice President, Chief Financial Officer and Treasurer